UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 18, 2015

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	On June 18, 2015, the Board of Directors (the “Board”) of Authentidate Holding Corp. (the “Company”) elected Mr. William P. Henry to the Board, effective immediately. In connection with this appointment, the Board expanded its size to eight directors. Mr. Henry will serve for an initial term expiring at the Company’s next annual meeting of stockholders and until his successor shall have been elected and qualified, or until his earlier resignation or removal.

Mr. Henry is a technology executive with over twenty-five years of experience in the telecommunications and software industries. From July 2012 through April 2015, Mr. Henry served as the Chief Executive Officer and a board member of Omnico Group, a multi-national point of sale technology provider. Prior to that, from April 2010 to April 2012, Mr. Henry was the Chief Executive Officer of Masternaut Group, a privately held telematics and mobile workforce management technology company. Earlier, Mr. Henry served as the Chief Executive Officer of Tele Atlas, a global provider of digital maps and dynamic content used in navigation and location-based services and the Chief Operating Officer of iSOFT, plc, an international supplier of healthcare software applications. Mr. Henry is 48 years of age and earned an MBA from the Wharton School of Business and an undergraduate degree from the University of California at San Diego.

There are no agreements or understandings between Mr. Henry and any other person pursuant to which he was appointed to the Board. There are no family relationships between Mr. Henry and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Henry is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Board is in the process of determining which committees Mr. Henry shall serve upon.

As a non-employee director, Mr. Henry will participate in the non-employee director compensation arrangements described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, filed with the Securities and Exchange Commission on September 29, 2014. In addition, it is expected that he will execute the Company’s standard form of non-employee director indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2012 and is incorporated herein by reference. The Company published a press release on June 23, 2015 announcing Mr. Henry’s election to the Board, which press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.02

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is attached to this Form 8-K:

Exhibit	Description

99.1	Press Release of Authentidate Holding Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ Ian C. Bonnet

Name:	Ian C. Bonnet
Title:	Chief Executive Officer

Date: June 23, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Authentidate Holding Corp.

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